BEACON TACTICAL RISK ETF
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUND — 99.7%
	FIXED INCOME - 99.7%
94,830	Vanguard Short-Term Bond ETF	$ 7,220,356

	TOTAL EXCHANGE-TRADED FUND (Cost $7,245,339)	7,220,356

	TOTAL INVESTMENTS – 99.7% (Cost $7,245,339)	$ 7,220,356
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%	18,310
	NET ASSETS - 100.0%	$ 7,238,666

ETF - Exchange-Traded Fund